SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                               FORM 8-K

                            CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  August 13, 1998

                       INTERCOUNTY BANCSHARES, INC.
        (Exact name of registrant as specified in its charter)


        OHIO                    0-23134                    31-1004998
   ---------------         -------------------       ----------------------
  (State or other         (Commission File No.)      (IRS Employer I.D. No.)
   jurisdiction of
   incorporation)


          48 N. South Street, Wilmington, Ohio        45177
        ----------------------------------------------------
       (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code:   (937) 382-1441
                                                    -------------------


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Item 5.     Other Events.
------      ------------

On August 13, 1998, InterCounty Bancshares, Inc., parent company of The National Bank and Trust Company, announced that it will be calling a special meeting of shareholders to adopt an amendment to its Articles of Incorporation to authorize additional shares. The Board of Directors expects to declare a two-for-one stock split in the form of a stock dividend if the shareholders adopt the amendment to the Articles.

                              SIGNATUES
                              ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        INTERCOUNTY BANCSHARES, INC.



                                        By: /s/ Charles L. Dehner
                                            ---------------------
                                            Charles L. Dehner
                                            Executive Vice President, Chief
                                             Financial Officer


Date:  August 14, 1998